Ivy Funds Variable Insurance Portfolios

Supplement dated January 18, 2013 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2012

and as supplemented June 4, 2012 and December 13, 2012

The following is added to the section entitled “Portfolio Managers — Portfolio Managers employed by WSA” that begins on page 73:

The following provides information relating to the following co-portfolio manager of Ivy Funds VIP Micro Cap Growth as of December 31, 2012.

Alexis C. Waadt*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Waadt assumed co-management responsibilities of Ivy Funds VIP Micro Cap Growth in January 2013.

The following is added to the section entitled “Portfolio Managers — Portfolio Managers employed by WSA — Ownership of Securities” on page 75:

Ownership of Securities

As of December 31, 2012, the dollar range of shares of the Portfolio beneficially owned by the following portfolio manager was:

Manager	Dollar Range of Shares Owned* in Ivy Funds VIP Micro Cap Growth	Dollar Range of Shares Owned in the Fund Complex
Alexis C. Waadt***	$0	$0

*	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as an underlying investment vehicle.

***	Ms. Waadt assumed co-management responsibilities of Ivy Funds VIP Micro Cap Growth in January 2013.

Supplement	Statement of Additional Information	1